Pioneer Power Solutions, Inc. 10-Q

Exhibit 10.2

August 8, 2019

Pioneer Power Solutions, Inc.

Pioneer Electrogroup Canada Inc.

400 Kelby Street, 9th Floor

Fort Lee, NJ 07024

Attention:	Thomas Klink

Re: credit facilities granted by bank of montreal to pioneer power solutions, inc. and pioneer electrogroup canada inc. – temporary amendment to borrowing base in the ppsi credit agreement

Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of April 29, 2016, as amended from time to time (collectively, the “PPSI Credit Agreement”), between Pioneer Power Solutions, Inc. (the “US Borrower” or “PPSI”), the Guarantors party thereto and Bank of Montreal (the “Bank”), acting through its Chicago branch and to that certain Amended and Restated Credit Agreement dated as of April 29, 2016, as amended from time to time (collectively, the “PECI Credit Agreement”) , among Pioneer Electrogroup Canada Inc., a Quebec corporation, as borrower (the “Canadian Borrower” or “PECI”), and the Bank. Reference is also made to the Bank’s letter dated November 20, 2018 which was accepted by the Borrowers and the Guarantors in connection with the sale of assets by the US Borrower and the Canadian Borrower. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the PPSI Credit Agreement.

Further to our discussions, we understand that the US Borrower and the Canadian Borrower (collectively, the “Borrowers”) have entered into a Stock Purchase Agreement with Pioneer Acquireco ULC (the “Buyer”) on or about June 28, 2019 (the “SPA”) in order for the Buyer to acquire all outstanding capital stock of the Borrowers and their Subsidiaries (the “Mill Point Transaction”). All existing credit facilities granted by the Bank to the Borrowers under the PPSI Credit Agreement and the PECI Credit Agreement will be repaid in full concurrently with the closing of the Mill Point Transaction.

Until closing of the Mill Point Transaction and repayment in full of all outstanding credit facilities granted by the Bank to the Borrowers, the Canadian Borrower has asked the Bank to amend temporarily the Borrowing Base set forth in the PPSI Credit Agreement in order to increase the percentage of the outstanding unpaid amount of Eligible Receivables from 80% to 90% (the “Temporary Borrowing Base Increase”), up to a maximum of CDN$1,000,000 of additional Borrowing Base.

Therefore, the Bank hereby confirms its agreement to put the Temporary Borrowing Base Increase until the earlier of (i) the closing of the Mill Point Transaction which shall include the repayment in full of all amounts owed under the PPSI Credit Agreement and the PECI Credit Agreement, and (ii) August 31, 2019.

In addition, in the event that the SPA is terminated prior to closing and if the Borrowers receive the termination fee provided for in such SPA, the Borrowers undertake to remit to the Bank an amount corresponding to 50% of such termination fee which shall be applied by the Bank in permanent reduction of the Term Loan Facility granted under the PPSI Credit Agreement.

Finally, an amendment fee of C$25,000 shall be payable by the Canadian Borrower to the Bank upon signature of this letter of agreement for the Temporary Borrowing Base Increase.

Until full repayment of all amounts owed to the Bank, the Obligors agree that they remain obligated to comply at all times with the terms and conditions of the PPSI Credit Agreement and the PECI Credit Agreement. Except as specifically waived or amended hereby, all of the terms and conditions of the PPSI Credit Agreement and the PECI Credit Agreement stand and remain in full force and effect. In addition, the Bank hereby confirms that no increase in the revolving credits or margin deficit under such revolving credits will be allowed or tolerated by the Bank until full repayment of all credit facilities.

This letter of agreement shall be effective upon the execution and delivery hereof by the Bank and the Obligors. Please provide your consent to the conditions set forth in this letter of agreement to the Bank by no later than August 9, 2019, before 12:00 noon EST.

This letter of agreement may be executed in any number of counterparts, and by different parties on separate counterpart signature pages, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

This letter of agreement is entered into between us as of the date and year first above written.

Bank of Montreal, acting through its Chicago Branch

By:
Name:
Title:

Bank of Montreal

By:
Name:
Title:

By:
Name:
Title:

This letter is acknowledged and agreed to as of the date and year first above written.

Pioneer Power Solutions, Inc.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer

Pioneer Electrogroup Canada Inc.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer

Jefferson Electric, Inc.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer

Pioneer Critical Power Inc.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer

Pioneer Custom Electrical products corp.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer

Titan Energy Systems, Inc.

By:
Name:	Nathan Mazurek
Title:	President

By:
Name:	Thomas Klink
Title:	Chief Financial Officer